UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

     7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Address of principal executive offices)               (Zip code)

Arthur Q. Johnson Mundoval Funds 7855 Ivanhoe Avenue, #210, La Jolla, CA 92037 (Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Mundoval Fund

SEMI-ANNUAL REPORT
June 30, 2010

Mundoval Fund Semi-Annual Report June 30, 2010

Fellow Shareholders,

For the six month period ended June 30, 2010, the Mundoval Fund (the "Fund") returned -11.99% versus -9.84% for the MSCI World Index and -6.65% for the S&P 500 Index. Since inception date on September 3, 2004, the annualized rate of return for the Mundoval Fund is 2.69% versus 2.01% for the MSCI World Index and 0.66% for the S&P 500 Index, as of June 30, 2010.

Net assets under management in the Fund as of June 30, 2010 are $9.63 million. During the six month period ended June 30, 2010, several holdings- including Pearson plc, Tele Norte Leste Participacoes, Time Warner Cable, America Online, Tyco International, Citigroup and Walt Disney - were sold after reaching our estimate of fair value, or to pursue better investment opportunities. Sales proceeds were invested during the first half of the year in Allstate Corp., Travelers Inc., Gilead Sciences, Exxon Mobil, America Movil, Banco Santander and AmBev at prices believed to be significantly less than their intrinsic business values.

Positive factors impacting investment performance for the Fund during the six month period ended June 30, 2010 included shares of General Electric, AstraZeneca plc, Banco Santander and AmBev. Negative factors impacting investment performance during the same period included shares of Boston Scientific, Telefonica de Espana and Apollo Group. As of June 30, 2010 the Mundoval Fund owned shares of stock in 37 companies, of which 62% were domestic and 38% were internationally domiciled.

According to Tweedy, Browne Company, a value oriented investment advisory firm established in 1920, empirical research concerning successful long term investment results indicates that underperforming stock market indices 25-40% of the time is not uncommon for successful investment managers. Investors who understand this phenomenon are more than likely to maintain a long term investment strategy during volatile periods of underperfor-mance. The ability to tolerate market volatility and minimize emotional reactions is likely to be an important determinant of long-run investment success.

In the 2010 Investment Company Institute Fact Book it was noted that demand in general for equity mutual funds is strongly related to performance in the stock markets. Net inflows to equity mutual funds tend to rise with stock markets and the opposite tends to occur when stock prices fall. It should come as no surprise that domestic equity mutual funds have had three consecutive years of withdrawals totaling $239 billion. Conversely, in 2009 investors added a record $376 billion to their bond fund holdings, up substantially from $28 billion in 2008. Despite the recent underperformance of common stocks relative to the rates of returns associated with bonds and cash, the Mundoval Fund has experienced minimal redemption activity and provided rates of return (net of management fees) during the past three and five years that exceed those of comparable stock indices.

Thank you for your continued support and confidence.

Sincerely yours,

Arthur Q. Johnson, CFA

2010 Semi-Annual Report 1

Mundoval Fund (Unaudited)

Mundoval Fund by Industry Sectors (as a percentage of Net Assets)

                 * Short term investments plus other assets less liabilities.

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED JUNE 30, 2010.

June 30, 2010 NAV $9.84

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Mundoval Fund	12.99%	-9.13%	1.80%	2.69%
MSCI World Index(B)	10.20%	-11.46%	0.06%	2.01%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B)The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2010 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     A.Q. Johnson & Co., Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (1-800-595-2877) or by visiting the Fund’s website at www.mundoval.com. This information is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-800-595-2877). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on January 1, 2010 and held through June 30, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2010
	January 1, 2010	June 30, 2010	to June 30, 2010

Actual	$1,000.00	$880.14	$6.99

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2010).

2010 Semi-Annual Report 3

Mundoval Fund

		Schedule of Investments
		June 30, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Beverages
2,500	Cia de Bebidas das Americas **	$ 252,525
4,000	Diageo plc **	250,960
		503,485	5.23%
Biological Products (No Diagnostic Substances)
6,000	Gilead Sciences Inc. *	205,680	2.14%
Commercial Banks, NEC
27,000	Banco Santander, S.A. **	283,500	2.94%
Computer Communications Equipment
12,000	Cisco Systems Inc. *	255,720	2.66%
Electronic & Other Electrical Equipment (No Computer Equipment)
18,000	General Electric Co.	259,560	2.70%
Electronic Computers
17,000	Dell Inc. *	205,020	2.13%
Fire, Marine & Casualty Insurance
9,000	The Allstate Corporation	258,570
7,000	The Travelers Companies, Inc.	344,750
		603,320	6.26%
Food and Kindred Products
11,500	Unilever plc **	307,395	3.19%
General Industrial Machinery & Equipment
6,000	Illinois Tool Works Inc.	247,680
9,000	Ingersoll-Rand Co., Ltd. (Ireland)	310,410
		558,090	5.80%
Hospital & Medical Service Plans
6,000	WellPoint Inc. *	293,580	3.05%
Life Insurance
27,852	ING Groep NV **	206,383	2.14%
National Commercial Banks
19,000	Bank of America Corporation	273,030
11,000	US Bancorp	245,850
		518,880	5.39%
Newspapers: Publishing or Publishing & Printing
17,000	News Corporation Class B	235,450	2.45%
Petroleum Refining
4,500	Exxon Mobil Corp.	256,815	2.67%
Pharmaceutical Preparations
7,000	AstraZeneca plc **	329,910
8,000	GlaxoSmithKline plc **	272,080
4,500	Johnson & Johnson	265,770
5,500	Novartis AG **	265,760
20,000	Pfizer Inc.	285,200
10,500	Sanofi-Aventis **	315,630
		1,734,350	18.00%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
7,500	Dow Chemical Co.	177,900	1.85%
Radiotelephone Communications
9,000	SK Telecom Co. Ltd. **	132,570	1.38%
Savings Institution, Federally Chartered
5,500	HSBC Holdings plc **	250,745	2.60%
Services - Advertising Agencies
3,500	Omnicom Group Inc.	120,050	1.25%

*Non-Income Producing Securities. **ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 4

Mundoval Fund

		Schedule of Investments
		June 30, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Business Services, NEC
12,000	eBay Inc. *	$ 235,320	2.44%
Services - Educational
6,000	Apollo Group Inc. Class A *	254,820	2.65%
Services - Motion Picture & Video
10,000	Time Warner Inc.	289,100	3.00%
Services - Prepackaged Software
12,000	Microsoft Corp.	276,120	2.87%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
3,700	Procter & Gamble Co.	221,926	2.30%
Surgical & Medical Instruments & Apparatus
4,300	3M Co.	339,657
45,000	Boston Scientific Corporation *	261,000
		600,657	6.24%
Telecommunications
5,500	America Movil S.A.B. de C.V. **	261,250
4,500	Telefonica SA **	249,885
		511,135	5.30%
Total for Common Stock (Cost - $10,847,271)		$ 9,497,571	98.63%
Money Market Funds
85,445	First American Treasury Obligation Fund Cl Y 0.00% ***	85,445	0.89%
	(Cost - $85,445)
	Total Investments	9,583,016	99.52%
	(Cost - $10,932,716)
	Other Assets in Excess of Liabilities	46,671	0.48%
	Net Assets	$ 9,629,687	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
		% of Investment
	Fair Value	Securities
Brazil	$ 252,525	2.64%
France	315,630	3.29%
Ireland	310,410	3.24%
Mexico	261,250	2.73%
Netherlands	206,383	2.15%
Spain	533,385	5.57%
South Korea	132,570	1.38%
Switzerland	265,760	2.77%
United Kingdom	1,411,090	14.72%
United States	5,894,013	61.51%
	$ 9,583,016	100.00%

*Non-Income Producing Securities.
**ADR - American Depositary Receipt.
*** Variable Rate Security; the Yield Rate shown represents
the rate at June 30, 2010.
The accompanying notes are an integral part of these
financial statements.

2010 Semi-Annual Report 5

Mundoval Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2010

Assets:
Investment Securities at Fair Value	$ 9,583,016
(Cost - $10,932,716)
Dividend Receivable	14,968
Receivable for Fund Shares Sold	80,000
Total Assets	9,677,984
Liabilities:
Payable to Adviser	13,252
Payable for Securities Purchased	35,045
Total Liabilities	48,297
Net Assets	$ 9,629,687

Net Assets Consist of:
Capital Paid In	$ 10,990,926
Accumulated Undistributed Net Investment Income	51,244
Accumulated Realized Gain (Loss) on Investments - Net	(62,783)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(1,349,700)
Net Assets, for 979,096 Shares Outstanding	$ 9,629,687
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($9,629,687/979,096 shares)	$ 9.84

Statement of Operations (Unaudited)
For the six months ended June 30, 2010

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $1,626)	$ 117,613
Interest	1
Total Investment Income	117,614
Expenses:
Management Fees	73,771
Total Expenses	73,771

Net Investment Income	43,843

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(56,462)
Change in Unrealized Depreciation on Investments	(1,245,052)
Net Realized and Unrealized Loss on Investments	(1,301,514)

Net Increase (Decrease) in Net Assets from Operations	$ (1,257,671)

The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 6

Mundoval Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2010	1/1/2009
	to	to
	6/30/2010	12/31/2009
From Operations:
Net Investment Income	$ 43,843	$ 119,457
Net Realized Gain (Loss) on Investments	(56,462)	161,162
Change in Net Unrealized Appreciation (Depreciation)	(1,245,052)	2,193,358
Increase (Decrease) in Net Assets from Operations	(1,257,671)	2,473,977
From Distributions to Shareholders:
Net Investment Income	-	(113,542)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	-	(113,542)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,121,617	357,671
Shares Issued on Reinvestment of Dividends	-	113,542
Cost of Shares Redeemed	(18,470)	(213,579)
Net Increase (Decrease) from Shareholder Activity	1,103,147	257,634

Net Increase (Decrease) in Net Assets	(154,524)	2,618,069

Net Assets at Beginning of Period	9,784,211	7,166,142
Net Assets at End of Period
(Including Accumulated Undistributed Net Investment	$ 9,629,687	$ 9,784,211
Income of $51,244 and $7,401, respectively)

Share Transactions:
Issued	105,751	40,954
Reinvested	-	10,057
Redeemed	(1,666)	(24,119)
Net Increase (Decrease) in Shares	104,085	26,892
Shares Outstanding Beginning of Period	875,011	848,119
Shares Outstanding End of Period	979,096	875,011

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2010		1/1/2009	1/1/2008		9/1/2007(a)		9/1/2006	9/1/2005	9/3/2004*
	to		to	to		to		to	to	to
	6/30/2010		12/31/2009	12/31/2008		12/31/2007		8/31/2007	8/31/2006	8/31/2005
Net Asset Value -
Beginning of Period	$ 11.18		$ 8.45	$ 13.37		$ 15.12		$ 12.91	$ 11.04	$ 10.00
Net Investment Income (b)	0.05		0.14	0.21		0.05		0.16	0.11	0.10
Net Gain (Loss) on Securities
(Realized and Unrealized)	(1.39)		2.72	(4.92)		(0.20)		2.25	1.84	0.95
Total from Investment Operations	(1.34)		2.86	(4.71)		(0.15)		2.41	1.95	1.05

Distributions (From Net Investment Income)	-		(0.13)	(0.21)		(0.18)		(0.08)	(0.08)	(0.01)
Distributions (From Realized Capital Gains)	-		-	-	+	(1.42)		(0.12)	-	-
Total Distributions	-		(0.13)	(0.21)		(1.60)		(0.20)	(0.08)	(0.01)

Net Asset Value -
End of Period	$ 9.84		$ 11.18	$ 8.45		$ 13.37		$ 15.12	$ 12.91	$ 11.04
Total Return (c)	(11.99)%	***	33.85%	(35.15)%		(1.09)%	***	18.81%	17.70%	10.46%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	9,630		9,784	7,166		11,732		13,482	7,573	4,800
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%		1.50%	**	1.50%	1.50%	1.50%	**
Ratio of Net Investment Income to
Average Net Assets	0.89%	**	1.51%	1.83%		0.91%	**	1.15%	0.93%	0.97%	**
Portfolio Turnover Rate	16.25%	***	14.62%	30.10%		3.86%	***	25.49%	26.46%	14.94%	**

* Commencement of Operations. ** Annualized. *** Not Annualized.
(a) Effective September 1, 2007, the Fund’s Board of Trustees elected to change the Fund’s fiscal year end to
December 31.
(b) Per share amounts were calculated using the average shares method.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

+ Per share amount less than $0.005. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 7

NOTES TO THE FINANCIAL STATEMENTS
MUNDOVAL FUND
June 30, 2010
(Unaudited)

1.) ORGANIZATION
Mundoval Fund (the "Fund") is a non-diversified series of the Mundoval Funds (the "Trust"), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on September 3, 2004. The Fund's investment objective is long-term capital appreciation. Effective September 1, 2007, the Fund’s Board of Trustees (the “Board”) elected to change the Fund’s fiscal year end to December 31.

2.) SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

SUBSEQUENT EVENTS: In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are: Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

2010 Semi-Annual Report 8

Notes to the Financial Statements (Unaudited) - continued

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, including ADRs). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$9,497,571	$0	$0	$9,497,571
Money Market Funds	85,445	0	0	85,445
Total	$9,583,016	$0	$0	$9,583,016

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six months ended June 30, 2010.

2010 Semi-Annual Report 9

Notes to the Financial Statements (Unaudited) - continued

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the “Management Agreement”) with A.Q. Johnson & Co., Inc. (the “Adviser”). Under the terms of the Management Agreement the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. As a result of the above calculation, for the six months ended June 30, 2010, the Adviser earned management fees totaling $73,771, of which $13,252 was payable to the Adviser as of June 30, 2010.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $500 each in Trustees fees by the Adviser for the six months ended June 30, 2010. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the six months ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,708,031 and $1,568,950 respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at June 30, 2010 was $10,932,716. At June 30, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$618,855	($1,968,555)	($1,349,700)

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2010, Arthur Q. Johnson held, in aggregate, 48.15% of the Fund and therefore may be deemed to control the Fund. Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Fund.

8.) CAPITAL SHARES
At June 30, 2010 an unlimited number of shares of beneficial interest were authorized. Shares of 979,096 shares were issued and outstanding and paid in capital was $10,990,926.

9.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the periods shown below were as follows: Distributions paid from:

	Six Months Ended
	June 30, 2010	2009
Ordinary Income .	$ -0-	$113,542
Short-Term Capital Gain	-0-	-0-
Long-Term Capital Gain	-0-	-0-
	$ -0-	$113,542

As of December 31, 2009, the Fund’s most recent fiscal year end, there were no differences between book basis and tax basis unrealized depreciation.

10.) CAPITAL LOSS CARRYFORWARD
At December 31, 2009, the Fund had available for federal tax purposes an unused capital loss carry-forward of $6,321 which expires in 2016. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

2010 Semi-Annual Report 10

Board of Trustees
William W. Eigner
Arthur Q. Johnson
David B. Marino
Greg S. Young

Investment Adviser
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Ste. 210
La Jolla, CA 92037

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Mundoval
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/ Arthur Q. Johnson Arthur Q. Johnson President

Date: 8/30/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Arthur Q. Johnson Arthur Q. Johnson President

Date: 8/30/10

By: /s/ Arthur Q. Johnson Arthur Q. Johnson Chief Financial Officer

Date: 8/30/10